UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant To Section 14(c)

of the Securities Exchange Act 1934

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STATE STREET INSTITUTIONAL FUNDS

(Name of Registrant as Specified In Its Charter)

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STATE STREET INSTITUTIONAL FUNDS

State Street Institutional Small-Cap Equity Fund

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

State Street Small-Cap Equity V.I.S. Fund

One Iron Street

Boston, MA 02210

INFORMATION STATEMENT

November 9, 2020

Dear Shareholder or Contract Owner:

The enclosed Information Statement discusses actions that have been taken with respect to the State Street Institutional Small-Cap Equity Fund (the “Institutional Small-Cap Equity Fund”), a series of State Street Institutional Funds (the “Trust”) and the State Street Small-Cap Equity V.I.S. Fund (the “Small-Cap Equity V.I.S. Fund” and, together with the Institutional Small-Cap Equity Fund, each a “Fund” and collectively the “Funds”), a series of State Street Variable Insurance Series Funds, Inc. (the “Company”).

The Board of Trustees of the Trust and the Board of Directors of the Company have each approved a new investment sub-advisory agreement with SouthernSun Asset Management, LLC (“SouthernSun”) with respect to each Fund. There will be no changes to each Fund’s investment objective and the aggregate advisory fee of each Fund will not increase as a result of this change.

The new sub-advisory agreement with SouthernSun has been approved because the prior sub-advisory agreement with SouthernSun, a current sub-adviser to the Funds, automatically terminated as a result of a change of control of SouthernSun, as is required by the Investment Company Act of 1940, as amended. The Funds’ investment adviser believes that having SouthernSun continue to serve as a sub-adviser to the Funds would be beneficial to both the Funds and their shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

If you have any questions, please call 1-800-242-0134 and we will be glad to assist you. Thank you for your continued support of the Funds.

Very truly yours, /s/Ellen M. Needham Ellen M. Needham President and Principal Executive Officer of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc.

STATE STREET INSTITUTIONAL FUNDS

State Street Institutional Small-Cap Equity Fund

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

State Street Small-Cap Equity V.I.S. Fund

One Iron Street

Boston, MA 02210

INFORMATION STATEMENT

November 9, 2020

This Information Statement relates to the State Street Institutional Small-Cap Equity Fund (the “Institutional Small-Cap Equity Fund”), a series of State Street Institutional Funds (the “Trust”) and the State Street Small-Cap Equity V.I.S. Fund (the “Small-Cap Equity V.I.S. Fund” and, together with the Institutional Small-Cap Equity Fund, each a “Fund” and collectively the “Funds”), a series of State Street Variable Insurance Series Funds, Inc. (the “Company”). This Information Statement is being furnished on behalf of the Board of Trustees of the Trust to shareholders of the State Street Institutional Small-Cap Equity Fund as of record on October 30, 2020 (the “Record Date”), and on behalf of the Board of Directors of the Company by Genworth Life and Annuity Insurance Company and Genworth Life Insurance Company of New York (collectively, the “Insurance Companies”) to owners of variable annuity contracts and variable life insurance contracts (together, the “variable contracts”) issued by the Insurance Companies and having contract values on the Record Date, allocated to sub-accounts of certain separate accounts (the “Separate Accounts”) of the Insurance Companies that are invested in shares of the State Street Small-Cap Equity V.I.S. Fund. This Information Statement sometimes refers to variable contract owners of the Company as “shareholders” for ease of reference. This Information Statement and the attached materials are being mailed on or about November 9, 2020.

SSGA Funds Management, Inc. (“SSGA FM”) serves as the investment adviser and administrator to each Fund, and is located at One Iron Street, Boston, Massachusetts 02210. Champlain Investment Partners, LLC; GlobeFlex Capital, L.P.; Kennedy Capital Management, Inc.; Palisade Capital Management, L.L.C.; and SouthernSun Asset Management, LLC (“SouthernSun”) each serve as an investment sub-adviser to the Funds. Their principal offices are located at 180 Battery Street, Burlington, VT 05401; 4365 Executive Drive, Suite 720, San Diego, CA 92121; 10829 Olive Boulevard, St. Louis, MO 63141; One Bridge Plaza, Suite 695, Fort Lee, NJ 07024; and 240 Madison Avenue, Suite 800, Memphis, Tennessee 38103. Each Fund’s principal underwriter is State Street Global Advisors Funds Distributors, LLC, whose principal office is located at One Iron Street, Boston, Massachusetts 02210. U.S. Bancorp Fund Services, LLC serves as each Fund’s transfer agent and is located at 615 East Michigan Street, Milwaukee, WI 53202.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The expenses incurred in connection with preparing and delivering this Information Statement will be borne by SouthernSun. Copies of each Fund’s most recent annual report to shareholders are available on the Funds’ website at www.ssga.com/geam/prospectus, or will be furnished without charge upon request by writing to the Fund at One Iron Street, Boston, Massachusetts 02210, or by calling 1-800-352-9910 (for Genworth Life and Annuity Insurance Company and Genworth Life Insurance Company of New York).

With respect to the State Street Institutional Small-Cap Equity Fund, as of the Record Date: (i) there were issued and outstanding 61,694,386.649 and 112,907.845 shares of the Fund’s Investment Class and Service Class shares, respectively; Exhibit A lists the shareholders who, to the knowledge of the Trust, beneficially owned a 5% or greater voting interest in a class of shares of the Fund; and (ii) officers and Trustees of the Trust together beneficially owned (i.e., as shareholders) less than 1% of each class of the Fund’s shares.

With respect to the State Street Small-Cap Equity V.I.S. Fund, as of the Record Date: (i) there were issued and outstanding 2,381,587.572 shares of the Fund’s Class 1 shares; (ii) Exhibit A lists the variable contract owners who, to the knowledge of the Company, beneficially owned a 5% or greater voting interest in the Fund’s Class 1 shares; and (iii) officers and Directors of the Company, in the aggregate, beneficially owned (i.e., as owners of variable contracts) less than 1% of the Fund’s Class 1 shares.

Important Notice Regarding the Availability of the Information Statement:

This Information Statement and each Fund’s most recent annual report and semi-annual report to shareholders are available at www.ssga.com/geam/prospectus.

By Order of the Board of Trustees/Directors

/s/ David Barr

David Barr

Secretary

Boston, MA

November 9, 2020

I.	Introduction

At a meeting held on August 7, 2020 (the “Board Meeting”), the Board of Trustees of the Trust, including the Trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Institutional Small-Cap Equity Fund (the “Independent Trustees”), considered and unanimously approved a new sub-advisory agreement (the “SSIF New Sub-Advisory Agreement”) by and among SSGA FM, the Trust on behalf of the Institutional Small-Cap Equity Fund, and SouthernSun Asset Management, LLC (“SouthernSun” or the “Sub-Adviser”). Also at the Board Meeting, the Board of Directors of the Company (together with the Board of Trustees of the Trust, the “Board”), including the Directors of the Company who are not “interested persons” (as defined in the 1940 Act) of the Small-Cap Equity V.I.S. Fund (the “Independent Directors” and, together with the Independent Trustees, the “Independent Board Members”), considered and unanimously approved a new sub-advisory agreement by and among SSGA FM, the Company on behalf of the Small-Cap Equity V.I.S. Fund, and SouthernSun (the “VIS New Sub-Advisory Agreement” and, together with the SSIF New Sub-Advisory Agreement, the “New Sub-Advisory Agreements.”).

SouthernSun has served as an investment adviser to each Fund since October 1, 2008. Between March 31, 2014 and August 12, 2020, SouthernSun was a majority-owned affiliate of (“AMG”). As of August 13, 2020, SouthernSun acquired AMG’s ownership interest in SouthernSun (the “Transaction”). Under the 1940 Act, the change in ownership of SouthernSun is deemed a change in control. As required by Section 15 of the 1940 Act, the prior sub-advisory agreements between SouthernSun and SSGA FM (the “Prior Sub-Advisory Agreements”) provided for their automatic termination in the event of an assignment. The Transaction constituted an assignment of the Prior Sub-Advisory Agreements, which caused each Prior Sub-Advisory Agreement to terminate in accordance with its terms.

SSGA FM recommended that the Board approve the New Sub-Advisory Agreements because SSGA FM believes that having SouthernSun continue to serve as a sub-adviser would be beneficial to each Fund and its shareholders. The New Sub-Advisory Agreements became effective August 13, 2020. As a result of the Transaction and approval of the New Sub-Advisory Agreements, there were no changes in the nature, extent or quality of the sub-advisory services provided by SouthernSun, or in the portfolio management of the Funds with respect to the assets it manages. Additionally, there was no increase in the sub-advisory fees paid to SouthernSun by SSGA FM, nor was there any increase in the total advisory fees paid by the Funds as a result of the Transaction and approval of the New Sub-Advisory Agreements.

The total advisory fees paid to SSGA FM by each Fund and the total sub-advisory fees paid by SSGA FM to SouthernSun for each Fund’s most recent fiscal year are shown in Exhibit B.

Pursuant to an exemptive order issued to SSGA FM by the U.S. Securities and Exchange Commission (the “SEC”), shareholder approval of the New Sub-Advisory Agreements was not required. The exemptive order permits SSGA FM, subject to the approval of the Board, including a majority of the Independent Board Members, to enter into sub-advisory agreements with sub-advisers with which it is not affiliated and to make certain changes to existing sub-advisory agreements without shareholder approval. Even though shareholder approval is not being sought with respect to the approval of the New Sub-Advisory Agreements, the exemptive order requires that the Funds provide shareholders with this Information Statement containing information about SouthernSun, the circumstances surrounding the Board’s approval of the New Sub-Advisory Agreements, and the material terms of the New Sub-Advisory Agreements.

II.	SouthernSun Asset Management, LLC

A.	Information Regarding SouthernSun

SouthernSun is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and was founded in 1989. SouthernSun is a research-driven investment management firm implementing long-only U.S. small and small/mid-capitalized strategies for institutions and individuals. On

March 31, 2014, AMG acquired a majority, equity ownership interest in SouthernSun. As a result of the Transaction, as of August 13, 2020 SouthernSun is wholly-owned by its employees, either directly or indirectly. As of September 30, 2020, SouthernSun had approximately $872 million in assets under management. Since October 1, 2008, SouthernSun (initially as SouthernSun Inc.) has served as sub-adviser to the Funds.

SSGA FM has allocated a portion of each Fund’s assets to SouthernSun (the “SouthernSun Allocated Assets”) to be managed by a team of investment professionals led by Mr. Michael Cook. Mr. Cook is primarily responsible for the strategy of the SouthernSun Allocated Assets. Mr. Cook is responsible for all portfolio management activities for SouthernSun, and has more than 30 years of investment management experience. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Front Street Capital Management from 1986 to 1988, and was an account executive at Merrill Lynch from 1984 to 1986.

Additional information about SouthernSun, including its principal executive officers and directors, and other investment companies that have an investment objective similar to that of the Fund for which SouthernSun provides investment sub-advisory services, is provided in Exhibit C.

B.	Material Terms of the New Sub-Advisory Agreements

The following discussion is a description of the material terms of the New Sub-Advisory Agreements. This description is qualified in its entirety by reference to the form of the New Sub-Advisory Agreements, which are attached as Exhibit D and Exhibit E to this Information Statement.

The terms and conditions of the New Sub-Advisory Agreements are substantially identical to the terms and conditions of the Prior Sub-Advisory Agreements, including the rate of compensation to be paid to the Sub-Adviser by SSGA FM.

Under the New Sub-Advisory Agreements, the Sub-Adviser will provide, subject to the oversight and supervision of SSGA FM and the Board, a continuous investment program for each Fund with respect to the SouthernSun Allocated Assets, including investment research and management. The Sub-Adviser will determine from time to time what investments will be purchased, retained, or sold by each Fund and will be responsible for placing purchase and sell orders for each Fund. The Sub-Adviser will also consult with SSGA FM regarding matters pertaining to each Fund, including market strategy and portfolio characteristics. Among its duties under the New Sub-Advisory Agreements, the Sub-Adviser will (i) provide SSGA FM and the Board with reports and other information about each Fund, (ii) assist SSGA FM and the Board in determining the fair value of any illiquid investments held by each Fund, (iii) assist each Fund’s accounting services agent or SSGA FM to obtain independent sources of market values for other portfolio investments, and (iv) cooperate fully with SSGA FM and the Funds’ Chief Compliance Officer with respect to all compliance-related matters regarding each Fund.

The Sub-Adviser will bear all expenses incurred by it in connection with its investment sub-advisory services under the New Sub-Advisory Agreements. Each New Sub-Advisory Agreement may only continue in effect for a period of more than two years from the date of its execution, if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the Fund’s outstanding voting securities. The New Sub-Advisory Agreements are not assignable and may be terminated without penalty by either the Sub-Adviser or SSGA FM upon 60 days’ written notice to the other, by the Board, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to the Sub-Adviser. The New Sub-Advisory Agreements will automatically terminate in the event of their assignment (as defined in the 1940 Act) or upon the termination of the Fund’s investment advisory agreement with SSGA FM. The New Sub-Advisory Agreements provide that the Sub-Adviser may render similar sub-advisory services to other clients so long as the services that it provides under the New Sub-Advisory Agreements are not impaired thereby. Each New Sub-Advisory Agreement also provides that the Sub-Adviser shall not be liable for any loss suffered by the Fund, the Company or Trust, as applicable, or its shareholders, or by SSGA FM except (i) for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations and duties under the New Sub-Advisory Agreements, (ii) to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, and (iii) for any loss suffered as a result of any negligent act or omission by the Sub-Adviser relating to or arising out of any breach by the Sub-Adviser of its responsibilities relating to fair valuation of the Funds’ portfolio securities.

Under the New Sub-Advisory Agreements, the Company or Trust, as applicable, agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the registration statement of the Company or the Trust, as applicable, registration statement, any proxy statement, or any annual or semi-annual report to investors in each Fund (other than a misstatement or omission relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to SSGA FM or the Company or Trust by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of its responsibilities relating to fair valuation of the Funds’ portfolio securities).

Neither the sub-advisory fees paid to the Sub-Adviser by SSGA FM nor the advisory fee paid by the Fund to SSGA FM changed as a result of the Transaction and approval of the New Sub-Advisory Agreements. As described above, SSGA FM, and not the Funds, is responsible for payment of the sub-advisory fees to SouthernSun under the New Sub-Advisory Agreements.

The Prior Sub-Advisory Agreements were each dated as of July 1, 2016, and were last approved by shareholders of the Fund on June 22, 2016.

C.	Approval of the New Sub-Advisory Agreement with SouthernSun by the Board and the Independent Board Members

Overview of the Contract Review Process

The Board met telephonically1 on August 7, 2020 (in reliance on the Order), including in executive sessions attended by the Independent Board Members, to consider a proposal to approve the New Sub-Advisory Agreements. Prior to voting on the proposal, the Independent Board Members, as well as the Board Members who are “interested persons” of the Adviser, reviewed information furnished by the Adviser and Sub-Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. In considering the New Sub-Advisory Agreements, the Board Members considered the information relating to the Funds and the Sub-Adviser provided to them in connection with the meeting on August 7, 2020, as well as information provided over the past year and information provided to them in connection with their meeting on May 13-14, 2020, which was the meeting in which the Board considered and approved the renewal of the Prior Sub-Advisory Agreements for the one-year period ending May 31, 2021 (the “Annual Renewal Meeting”). At the August 7, 2020 Meeting, the Sub-Adviser affirmed and updated prior information and representations provided to the

[1]

As result of health and safety measures put in place to combat the global Coronavirus Disease 2019 (also known as “COVID-19”) pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the 1940 Act, that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the August 7, 2020 meeting was held telephonically in reliance on the Order. See Investment Company Release No. 33897 (June 19, 2020). This Order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33824 (March 25, 2020)).

Board, including information and representations provided in connection with the Annual Renewal Meeting. The Independent Board Members were separately represented by counsel who is independent of the Adviser and Sub-Adviser (“Independent Legal Counsel”) in connection with their consideration of approval of the New Sub-Advisory Agreements. The Independent Board Members also received a memorandum from their Independent Legal Counsel discussing the legal standards for their consideration of the New Sub-Advisory Agreements and discussed the New Sub-Advisory Agreements in a private session with their Independent Legal Counsel at which no representatives of the Adviser or Sub-Adviser were present.

The Independent Board Members considered, among other things, the following:

Information about Performance, Expenses and Fees

•	In connection with the Annual Renewal Meeting, a report prepared by an independent third-party provider of investment company data, which includes for each Fund:

•

Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2019, to the performance of an appropriate benchmark constructed by Broadridge Financial Solutions, Inc., the successor to Lipper, Inc. (“Broadridge”) for the Fund (the “Lipper Index”) and a universe of other mutual funds with similar investment objectives and policies (the “Performance Group” and/or the “Performance Universe”);

•

Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent third-party data provider (the “Expense Group” and/or “Expense Universe”);

•	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five calendar years; and

•	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•	In connection with the August 7, 2020 meeting, a report prepared by the Sub-Adviser, which includes updated Fund performance information as of June 30, 2020.

•	Comparative information concerning fees charged by the Sub-Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Fund; and

•	Profitability analyses for the Sub-Adviser.

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Sub-Adviser, including its investment strategies and processes;

•	Information concerning the allocation of brokerage; and

•	Information regarding the procedures and processes used to value the assets of the Funds.

Information about the Sub-Adviser

•	Reports detailing the financial results and condition of the Sub-Adviser;

•

Descriptions of the qualifications, education and experience of the individual investment and other professionals at the Sub-Adviser responsible for managing the portfolio of the Funds and for Fund operations;

•	Information relating to compliance with and the administration of the Code of Ethics adopted by the Sub-Adviser;

•	Information about the Sub-Adviser’s proxy voting policies and procedures and information regarding the Sub-Adviser’s practices for overseeing proxy vendors;

•

Information concerning the resources devoted by the Sub-Adviser to overseeing compliance by the Funds and the service providers used by the Sub-Adviser in connecting with providing services to the Funds, including information concerning compliance with investment policies and restrictions and other operating policies of the Funds;

•	A description of the adequacy and sophistication of the Sub-Adviser’s technology and systems with respect to investment and administrative matters;

•	A description of the business continuity and disaster recovery plans of the Sub-Adviser; and

•	Information regarding the Sub-Adviser’s risk management processes.

Other Relevant Information

•	Copies of the New Sub-Advisory Agreements;

•

Responses to an information request letter in connection with the Annual Renewal Meeting, as updated at the August 7, 2020 meeting, requesting specific information from the Sub-Adviser, with respect to its operations relating to the Funds and its approximate profitability from such operations for the calendar year ended December 31, 2019.

•	Materials provided by Broadridge, circulated to the Independent Board Members and to Independent Legal Counsel in connection with the Annual Renewal Meeting.

In addition to the information identified above, the Board considered information provided from time to time by the Sub-Adviser throughout the year at meetings of the Board and its committees. At such meetings, the Board Members received, among other things, presentations by the portfolio managers and other investment professionals of the Sub-Adviser relating to the performance of the Funds, and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Board Members were assisted throughout the contract review process by their Independent Legal Counsel. The Independent Board Members relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the New Sub-Advisory Agreements, and the weight to be given to each such factor. The conclusions reached with respect to the New Sub-Advisory Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Board Member may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund. Representatives from the Sub-Adviser attended the August 7, 2020 meeting and informed the Board Members that there would not be any changes to the Funds’ portfolio management teams or investment processes as a result of the Transaction and also responded to questions from the Independent Board Members regarding SouthernSun and the Transaction.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on August 7, 2020, the Board, including a majority of the Independent Board Members, voted to approve the New Sub-Advisory Agreements effective upon the close of the Transaction, for an initial two-year period.

Nature, Extent and Quality of Services

In considering whether to approve the New Sub-Advisory Agreements, the Board evaluated the nature, extent and quality of services provided to each Fund by the Sub-Adviser.

The Board considered the Sub-Adviser’s attributes relating to its investment philosophy oriented toward long-term performance, its process for selecting investments, its experienced professionals, access to significant technological resources and a favorable history and reputation. The Board also considered the review process undertaken by SSGA FM and SSGA FM’s favorable assessment of the nature and quality of the investment sub-advisory services provided by the Sub-Adviser. The Board also considered each Fund’s multi-manager structure and how the Sub-Adviser’s approach to small-cap investing fits within the Fund’s overall strategy.

On the basis of the foregoing and other relevant information, the Board concluded that the Sub-Adviser can be expected to continue to provide high quality investment management and related services for each Fund.

Fund Performance

The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2019. For purposes of these comparisons the Independent Board Members relied extensively on the Performance Group, Performance Universe and Lipper Index and the analyses of the related data provided by Broadridge. The Board also considered updated performance information provided by SouthernSun for various time periods ended June 30, 2020. Among other information, the Board considered the following performance information in its evaluation of the Funds:

Institutional Small-Cap Equity Fund. The Board considered that the Fund’s performance was above the medians of its Performance Group and Performance Universe and its Lipper Index for the 1-, 3-, 5- and 10-year periods ended December 31, 2019. The Board took into account management’s discussion of the Fund’s performance.

Small-Cap Equity V.I.S. Fund. The Board considered that the Fund’s performance was above the medians of its Performance Group and Performance Universe and its Lipper Index for the 1-, 3-, 5- and 10-year periods ended December 31, 2019. The Board took into account management’s discussion of the Fund’s performance.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by the Fund, as well as the fees paid to the Sub-Adviser by the Adviser, which reduced the net management fees retained by the Adviser. The Board also reviewed allocation of the total advisory fees between SSGA FM and the Sub-Adviser. As part of its review, the Board considered each Fund’s management fee and total expense ratio, including the portion attributable to administrative services provided by SSGA FM (both before and after giving effect to any expense caps), as compared to its Expense Group and Expense Universe, as constructed by Broadridge, and the related Broadridge analysis for the Fund. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Sub-Adviser to the fees charged and services provided to other clients of the Sub-Adviser, including institutional accounts, as applicable. In addition, with respect to the Institutional Small-Cap Equity Fund, the Board considered the Fund’s unitary fee structure where the Adviser (and not the Fund) bears most of the Fund’s operating expenses. The Board also considered that the sub-advisory fees are paid by the Adviser out of its advisory fees it receives from the Fund and are not paid by the Fund. Among other information, the Board considered the following expense information in its evaluation of the Fund:

Institutional Small-Cap Equity Fund. The Board considered that the Fund’s actual management fee was above the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were above the median of its Expense Group and below the median of its Expense Universe. The Board considered management’s discussion of the Fund’s expenses.

Small-Cap Equity V.I.S. Fund. The Board considered that the Fund’s actual management fee was above the medians of its Expense Group and Expense Universe. The Board also considered that the Fund’s total expenses were above the medians of its Expense Group and Expense Universe. The Board considered management’s discussion of the Fund’s expenses.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Sub-Adviser, the Board concluded that the fees and the expense ratio of the Fund compare favorably to the fees and expenses of the Expense Group and Expense Universe and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Sub-Adviser in providing investment advisory and other services to the Funds. The Board considered other direct and indirect benefits received by the Sub-Adviser in connection with its relationships with the Funds.

The Board concluded that the profitability of the Sub-Adviser with respect to the Funds was reasonable in relation to the services provided.

Economies of Scale

The Board noted that the fees under the New Sub-Advisory Agreements are paid by the Adviser out of the advisory fees that the Adviser receives under the Advisory Agreement. Therefore, the Board concluded that the potential for economies of scale in the Sub-Adviser’s management of the Funds is not a material factor to the approval of the New Sub-Advisory Agreements.

Conclusions

In reaching its decision to approve the New Sub-Advisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Board Member may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of its deliberations, the Board, including the Independent Board Members, concluded that the Sub-Adviser possesses the capability and resources to perform the duties required of it under the New Sub-Advisory Agreements.

Further, based upon its review of the New Sub-Advisory Agreements, the materials provided, and the considerations described above, the Board, including the Independent Board Members, concluded that (1) the terms of the New Sub-Advisory Agreements are reasonable, fair, and in the best interests of the Funds and their respective shareholders, and (2) the rates payable under the New Sub-Advisory Agreements are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

III.	Other Information

Information Regarding the Trust

The Trust is an unincorporated statutory trust under the laws of Delaware pursuant to a Certificate of Trust dated May 23, 1997, and is registered with the SEC as an open-end management investment company under the 1940 Act. Two classes of shares of beneficial interest in the Fund are registered with the SEC under the Securities Act of 1933, as amended: Investment Class and Service Class. The principal executive offices of the Trust are located at One Iron Street, Boston, Massachusetts 02210.

Information Regarding the Company

The Company is a Virginia corporation organized on May 14, 1984, and is registered with the SEC as an open-end management investment company under the 1940 Act. One series of shares of capital stock representing an interest in the Fund is registered with the SEC under the Securities Act of 1933, as amended: Class 1. The principal executive offices of the Company are located at One Iron Street, Boston, Massachusetts 02210.

The Separate Accounts are the only shareholders of record of Class 1 shares of the Fund. Each Separate Account is a segregated asset account established by an Insurance Company. Certain Separate Accounts are registered with the SEC under the 1940 Act as unit investment trusts, whereas other Separate Accounts are excluded from the definition of “investment company” for purposes of the 1940 Act, and therefore are not registered with the SEC under the 1940 Act. Purchase payments made by a variable contract owner and contract value under a variable contract may be allocated to one or more of the sub-accounts of each Separate Account that invest in shares of the Fund.

Shareholder Proposals

As a general matter, the Funds do not hold annual or regular meetings of the shareholders. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders should send their written proposals to the Secretary of the Funds, One Iron Street, Boston, Massachusetts 02210. They must be received by the Funds within a reasonable period of time before the Funds begin to print and send proxy materials.

Affiliated Brokerage

For the fiscal year ended September 30, 2019, the Institutional Small-Cap Equity Fund did not pay brokerage commissions to any affiliated broker-dealer.

For the fiscal year ended December 31, 2019, the Small-Cap Equity V.I.S. Fund did not pay brokerage commissions to any affiliated broker-dealer.

PLEASE RETAIN THIS INFORMATION STATEMENT FOR FUTURE REFERENCE

EXHIBIT A

5% OR MORE BENEFICIAL OWNERSHIP OF FUND SHARES

To the Company’s knowledge, the following persons are the only persons known to be the beneficial owners of five percent or more of the State Street Small-Cap Equity V.I.S. Fund Fund’s Class 1 shares as of October 30, 2020.

Name and Address	Amount of Beneficial Ownership	Share Class	Percentage of Share Class
GE LIFE & ANNUITY ASSURANCE COMPANY SEPERATE ACCOUNT ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702	2269124.079 Shares	Class 1	95.28%

To the Trust’s knowledge, the following persons are the only persons known to be the beneficial owners of five percent or more of the State Street State Street Institutional Small-Cap Equity Fund’s Investment Class shares as of October 30, 2020.

Name and Address	Amount of Beneficial Ownership	Share Class	Percentage of Share Class
GREAT-WEST TRUST COMPANY LLC TTEE FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VLG CO 80111-5002	67,948.705 Shares	Investment	60.18%

JOHN HANCOCK TRUST COMPANY LLC LOCAL 8A-28A 401(K) RETIREMENT PLAN 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	34,481.251 Shares	Investment	30.54%

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	7,972.063 Shares	Investment	7.06%

To the Trust’s knowledge, the following persons are the only persons known to be the beneficial owners of five percent or more of the State Street State Street Institutional Small-Cap Equity Fund’s Service Class shares as of October, 30, 2020.

Name and Address	Amount of Beneficial Ownership	Share Class	Percentage of Share Class
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	58,999,025.899 Shares	Service	95.63%

As of December 31, 2019, the Board Members and officers of the Company and the Trust owned, in the aggregate, less than 1% of the shares of each class (if applicable) of each Fund.

A-1

EXHIBIT B

INFORMATION ON AGGREGATE FEES PAID TO SSGA FM AND SOUTHERNSUN

During the fiscal year ended December 31, 2019, SSGA FM received total advisory and administration fees from the State Street Small-Cap Equity V.I.S. Fund in the amount of $314,862.

During the fiscal year ended December 31, 2019, SSGA FM paid aggregate sub-advisory fees to the sub-advisers of the Small-Cap Equity V.I.S. Fund in the amount of $202,272.

During the fiscal year ended September 30, 2019, SSGA FM received total advisory and administration fees from the Institutional Small-Cap Equity Fund equal to $11,437,053.

During the fiscal year ended September 30, 2019, SSGA FM paid aggregate sub-advisory fees to the sub-advisers of the Institutional Small-Cap Equity Fund in the amount of $7,930,326.

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EXHIBIT C

Additional Information Regarding SouthernSun

SouthernSun has its principal office located at 240 Madison Avenue, Suite 800, Memphis, Tennessee 38103. Schedules of the direct and indirect ownership SouthernSun can be found on Part 1A of SouthernSun’s Form ADV available at www.sec.gov.

Set forth below are the names and titles of the senior officers and directors of SouthernSun. The address of each individual is the same as the principal office of SouthernSun.

Directors:

Name	Title/Position
Michael W. Cook	Chief Executive Officer, Chief Investment Officer, Management Committee Member, Principal

Phillip W. Cook	Principal, Management Committee Member

William P. Halliday III	Chief Operating Officer, Chief Compliance Officer, Management Committee Member, Principal

Officers:

Name	Title/Position
Michael W. Cook	Chief Executive Officer, Chief Investment Officer, Management Committee Member, Principal

William P. Halliday III	Chief Operating Officer, Chief Compliance Officer, Management Committee Member, Principal

John M. Roach	Chief Administrative Officer & Principal

Ashley P. McNeely	Chief Financial Officer

SouthernSun acts as investment sub-adviser to the following registered investment companies that have a similar investment objective to the Funds:

Fund Name	Assets Under Management by SouthernSun as of 12/31/19	Sub-Advisory Fee Rate
AMG SouthernSun U.S. Equity Fund	$74.79mm	0.60%
AMG SouthernSun Small Cap Fund	$162.75mm	0.60%

SouthernSun does not have any formal soft dollar arrangements at this time. Although SouthernSun may receive research from brokers with whom it trades, SouthernSun does not have any commitment to utilize the research or research-related products from any broker-dealer or third party on a soft dollar commission basis. SouthernSun does not execute portfolio transactions through affiliated brokers.

None of the Board Members or officers of the Funds is an officer, employer, director, general partner or shareholder of SouthernSun, or otherwise has any material direct or indirect interest in SouthernSun or any person controlling, controlled by or under common control with SouthernSun. Since October 1, 2018, the beginning of the Institutional Small Cap Equity Fund’s most recently completed fiscal year, no Trustee of the Trust has held, directly or indirectly, a material interest in any material transactions or material proposed transactions to which SouthernSun, any of its parents or subsidiaries or any subsidiaries of a parent of any such entities was or is to be a party. In addition, since January 1, 2019, the beginning of the Small-Cap Equity V.I.S. Fund’s most recently completed fiscal year, no Director of the Company has held, directly or indirectly, a material interest in any material transactions or material proposed transactions to which SouthernSun, any of its parents or subsidiaries or any subsidiaries of a parent of any such entities was or is to be a party.

C-1

EXHIBIT D

FORM OF SUB-ADVISORY AGREEMENT FOR THE STATE STREET SMALL-CAP EQUITY V.I.S. FUND BETWEEN SSGA FM AND SOUTHERNSUN

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

ON BEHALF OF

STATE STREET SMALL-CAP EQUITY V.I.S. FUND

SUB-ADVISORY AGREEMENT

This agreement (“Agreement”) is made as of August 13, 2020, by and among SSGA FUNDS MANAGEMENT, INC. (“SSGA FM”), a Massachusetts corporation, STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC. (fka GE Investments Funds, Inc.), a Virginia corporation (“Company”), on behalf of the STATE STREET SMALL-CAP EQUITY V.I.S. FUND (fka Small-Cap Equity Fund) (“Fund”), a series of the Company, solely with respect to Section 12(b) of this Agreement, and SOUTHERNSUN ASSET MANAGEMENT, LLC, a Delaware company (“Sub-Adviser”).

RECITALS

WHEREAS, SSGA FM has entered into an Investment Advisory and Administration Agreement dated July 1, 2016 (“Advisory Agreement”) with the Company, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to the Fund, a series of the Company;

WHEREAS, pursuant to the Advisory Agreement, SSGA FM is authorized to delegate its investment advisory responsibilities to other investment advisers, subject to the requirements of the 1940 Act;

WHEREAS, SSGA FM wishes to retain the Sub-Adviser to furnish certain investment advisory services to SSGA FM and the Fund, and the Sub-Adviser is willing to furnish those services;

WHEREAS, subject to the approval of the Fund’s Board of Directors, SSGA FM may retain additional sub-advisers to furnish similar investment advisory services to SSGA FM and the Fund, and may at its sole discretion, allocate the Fund’s assets among the Fund’s sub-advisers to be managed in accordance with their respective sub-advisory agreements;

WHEREAS, SSGA FM intends that this Agreement will become effective when approved in accordance with Section 15 of the 1940 Act; and

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties agree as follows:

1.    Appointment.

SSGA FM hereby appoints the Sub-Adviser as an investment sub-adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser further acknowledges and agrees that such appointment as an investment sub-adviser to the Fund is limited to those Fund assets allocated to the Sub-Adviser by SSGA FM, which may be changed from time to time at the sole discretion of SSGA FM (“Allocated Assets”). The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Company, the Fund or SSGA FM in any way or otherwise be deemed an agent of the Company, the Fund or SSGA FM.

D-1

2.    Duties as Sub-Adviser.

(a)    Subject to the oversight and supervision of SSGA FM and the Board of Directors of the Company (the “Board”), the Sub-Adviser will provide a continuous investment program for the Fund with respect to the Sub-Adviser’s Allocated Assets, including investment research and management. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund with respect to such Allocated Assets. The Sub-Adviser will be responsible for placing purchase and sell orders for the Allocated Assets. The Sub-Adviser will consult with SSGA FM from time to time regarding matters pertaining to the Fund, including market strategy and portfolio characteristics. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as stated in the Registration Statement (as defined below), the Constituent Documents (as defined below), the Investment Guidelines (as defined below), and applicable law. In this connection and in connection with the further duties set forth in this Section 2 as provided below, the Sub-Adviser shall provide SSGA FM and the Board with such periodic reports and documentation as SSGA FM or the Board shall reasonably request regarding the Sub-Adviser’s management of the Fund’s Allocated Assets, compliance with applicable laws and rules and the Registration Statement and all requirements hereunder. The Sub-Adviser acknowledges that copies of the Company’s current registration statement on Form N-1A and any amendments or supplements thereto (“Registration Statement”), and the Company’s Amended and Restated Articles of Incorporation and By-Laws, if any (“Constituent Documents”), each as currently in effect, have been delivered to the Sub-Adviser.

(b)    The Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (i) the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, (ii) the Constituent Documents, (iii) all investment guidelines, policies, procedures or directives of the Company or SSGA FM as provided to the Sub-Adviser (“Investment Guidelines”), (iv) the 1940 Act and the rules promulgated thereunder, (v) the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules promulgated thereunder, and (vi) other applicable federal and state laws and related regulations. To the extent that the Investment Guidelines applicable to the Sub-Adviser’s Allocated Assets are inconsistent with the investment restrictions applicable to the Fund’s total assets as set forth in the Registration Statement, the Sub-Adviser shall comply with the policies, procedures and directives as set forth in the Investment Guidelines. SSGA FM shall promptly notify the Sub-Adviser of changes to (i), (ii) or (iii) above and shall consult with Sub-Adviser before making any changes relating solely to the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, as well as to the policies, procedures and directives set forth in the Investment Guidelines. In particular, the Sub-Adviser shall take all actions necessary with respect to the Allocated Assets, as if they were the Fund itself, to ensure that the Allocated Assets, if they were the Fund, would: (A) satisfy the asset diversification requirements set forth under Section 851(b)(3) sub-chapter M of the Internal Revenue Code of 1986, as amended (“Code”), and the Treasury Regulations thereunder (“Regulations”), (B) satisfy the gross income qualification requirements as set forth under Section 851(b)(2) of the Code and Regulations, and (C) comply with the diversification requirements of Section 817(h) of the Code and Regulations, as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued.

(c)    The Sub-Adviser shall take all actions which it considers necessary to implement the investment objectives and policies of the Fund, and in particular, to place all orders for the purchase or sale of securities or other investments for the Fund’s Allocated Assets with brokers or dealers selected by it. For that limited purpose, the Sub-Adviser is authorized as the agent of the Company to give instructions to the Company’s custodian(s) as to deliveries of securities or other investments and payments of cash for the account of the Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Fund, the Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Registration Statement.

In addition to seeking the best price and execution, to the extent covered by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and applicable guidance of the Securities and Exchange

Commission (the “SEC”), the Sub-Adviser is also authorized to take into consideration other relevant factors which may include, without limitation: (i) the execution capabilities of such brokers and dealers, (ii) research, brokerage and other services provided by brokers and dealers which the Sub-Adviser believes will enhance its general portfolio management capabilities, (iii) the size of the transaction, (iv) the difficulty of execution, (v) the operational facilities of such brokers and dealers, (vi) the risk to such a broker or dealer of positioning a block of securities, and (vii) the overall quality of brokerage and research services provided by such brokers and dealers. The Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund. The policies with respect to brokerage allocation, determined from time to time by the Board, are those disclosed in the Registration Statement. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable by the Sub-Adviser to each account and otherwise in accordance with the Sub-Adviser’s procedures approved by the Board.

(d)    Only with prior written consent from SSGA FM and subject to: (i) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Registration Statement, (ii) the provisions of the 1940 Act and the Advisers Act, (iii) the provisions of th1934 Act, and (iv) other applicable provisions of law, the Sub-Adviser or an affiliated person of the Sub-Adviser or of SSGA FM may act as broker for the Fund in connection with the purchase or sale of securities or other investments for the Fund. Such brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund or the Company for such services in addition to the Sub-Adviser’s fees for services under this Agreement.

(e)    The Sub-Adviser shall maintain, in the form and for the periods required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Company pursuant to the requirements of Rule 31a-1 under the 1940 Act. The Sub- Adviser agrees that all books and records which it maintains for the Fund or the Company are the property of the Company and further agrees to surrender the same to SSGA FM or the Company upon SSGA FM’s or the Company’s request (provided, however, that Sub-Adviser may retain copies of such records). The Sub-Adviser agrees to furnish the Board and SSGA FM with such periodic and special reports regarding the Fund’s investments and records relating to the same as the Board or SSGA FM reasonably may request. Further, the Sub-Adviser shall permit the books and records maintained with respect to the Fund to be inspected and audited by the Company, SSGA FM or their respective agents at all reasonable times during normal business hours upon reasonable notice.

(f)    At such times as shall reasonably be requested, the Sub-Adviser will provide to the Board and SSGA FM economic and investment analyses and reports, information required in the Registration Statement and information necessary for SSGA FM and the Board to review the Fund or discuss the management of it. The Sub-Adviser will provide quarterly reports setting forth the Fund’s performance with respect to the Allocated Assets and the Sub-Adviser’s private account composite performance and will complete on a quarterly basis the checklist provided to it by SSGA FM regarding the Fund’s investments and transactions. The Sub-Adviser shall make available to the Board and SSGA FM any economic, statistical and investment services normally available to institutional or other customers of the Sub-Adviser. The Sub-Adviser will make available its officers and employees to meet with the Board on reasonable notice to review the Fund’s investments.

(g)    In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board in determining the fair valuation of any illiquid portfolio securities held within the Allocated Assets and will assist the Company’s accounting services agent or SSGA FM to obtain independent sources of market value for all other portfolio securities.

Further, the Sub-Adviser shall be responsible to ensure that the Fund and/or SSGA FM is notified promptly, but in any event on the same day and prior to the earlier of (1) the release of the Fund’s net asset value or (2) 6:00pm Eastern Time, of any and all instances in which the Sub-Adviser knows or should have reason to know that the available price or value of a portfolio security does not represent the fair value of the instrument, or that there is no price or value available from any source with respect to a particular instrument and that such instrument should accordingly be subject to a fair valuation determination in accordance with procedures adopted by the Board, as amended from time to time.

(h)    At such times as shall be reasonably requested by SSGA FM, the Sub-Adviser shall review and certify in writing that the information stated in the Company’s Registration Statement relating to the Sub-Adviser, its management of the Fund with respect to the Allocated Assets, including investment objectives, strategies and related risks, and its performance history is true, correct and complete to the best of its knowledge.

(i)    The Sub-Adviser will promptly notify SSGA FM of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or members, as applicable, and any changes in the key personnel of the Sub-Adviser, including without limitation, any change in the portfolio management personnel responsible for the Allocated Assets of the Fund, in each case prior to or promptly after such change. Notwithstanding the foregoing, the Sub-Adviser will promptly notify SSGA FM of any existing agreement, or upon entering into any agreement, that may result in a change of control of the Sub-Adviser, including without limitation the retention of an agent to assist in the sale of all, or a significant portion, of the business of the Sub-Adviser.

(j)    The Sub-Adviser will calculate its private account composite performance in compliance with the Global Investment Performance Standards of the CFA Institute Centre for Financial Market Integrity and such performance will be reviewed at least annually by an independent accounting firm.

(k)    Unless SSGA FM gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall, in a prudent and diligent manner, vote proxies in the best interests of shareholders as may be necessary or advisable in connection with any matters submitted to a vote of shareholders and shall provide SSGA FM with its proxy voting procedures and guidelines and any amendments thereto.

3.    Expenses.

During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its investment sub-advisory services under this Agreement.

4.    Supplemental Arrangements

The Sub-Adviser may enter into arrangements with other persons affiliated with the Sub-Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Adviser, other than the brokerage services provided in Section 2(d) herein.

5.    Prohibited Conduct

In providing the services described in this Agreement, the Sub-Adviser will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by SSGA FM, including the Fund, regarding transactions in portfolio securities or other portfolio investments of the Fund.

6.    Compensation.

For the services rendered, the facilities furnished and the expenses assumed by the Sub-Adviser, SSGA FM shall pay the Sub-Adviser no later than the thirtieth (30th) day following the end of each calendar quarter, a fee based on the net assets attributable to the aggregate Allocated Assets of the small-cap equity funds managed by SSGA FM and sub-advised by the Sub-Adviser, as provided in Schedule A to the Agreement.

7.    Compliance Matters

(a)    The Sub-Adviser understands and agrees that it is a “service provider” to the Company as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with SSGA FM and the Company and its directors and officers, including the Company’s Chief Compliance Officer (“CCO”), with respect to all compliance-related matters, including the Company’s efforts to assure that each of its service providers adopts and maintains written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as that term is defined by Rule 38a-1) by the Company, SSGA FM and Sub-Adviser. In this regard, the Sub-Adviser shall:

(i)    submit to the Board for its consideration and approval, the Sub-Adviser’s applicable compliance policies and procedures;

(ii)    submit to the Board for its consideration and approval, annually (and at such other times as the Company may request), a written report (“Report”) fully describing the results of the Sub-Adviser’s review of the adequacy of its compliance policies and procedures, including its assessment of the effectiveness of such policies and procedures and a description of any material amendments to such policies and procedures since the more recent of: (A) the Board’s approval of such policies and procedures or (B) the most recent Report;

(iii)    provide periodic reports discussing the Sub-Adviser’s compliance program and special reports in the event of material compliance matters;

(iv)    permit SSGA FM and the Company and its directors and officers to become familiar with the Sub-Adviser’s operations and understand those aspects of the Sub-Adviser’s operations that may expose SSGA FM and the Company to compliance risks or lead to a violation by the Company, SSGA FM or the Sub-Adviser of the federal securities laws;

(v)    provide SSGA FM, the Company and its directors and CCO with such certifications regarding compliance as may be reasonably requested; and

(vi)    make the Sub-Adviser’s personnel and compliance policies and procedures reasonably available to such personnel as SSGA FM and the Company and its directors and officers may designate to evaluate the effectiveness of the Sub-Adviser’s compliance controls, policies and procedures.

(b)    The Sub-Adviser agrees to maintain and implement a compliance program that complies with the requirements of Rule 206(4)-7 under the Advisers Act.

8.    Representations and Warranties of Sub-Adviser.

The Sub-Adviser represents, warrants and agrees as follows:

(a)    The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by the

Sub-Adviser of this Agreement does not contravene or constitute a default under any agreement binding upon the Sub-Adviser; (v) will promptly notify SSGA FM of the occurrence of any event that would disqualify it from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is not required to file such exemption; and (vii) is duly organized and validly existing under the laws of the state in which it was organized with the power to own and possess its assets and carry on its business as it is now being conducted.

(b)    The Sub-Adviser has adopted a written code of ethics pursuant to Rule 204A-1 under the Advisers Act that also complies with Rule 17j-1 under the 1940 Act (the “Code”), and will provide SSGA FM and the Board with a copy of that code of ethics, together with evidence of its adoption. Within fifteen (15) days of the end of the last calendar quarter of each year that this Agreement is in effect, the president, any vice president or chief compliance officer of the Sub-Adviser shall certify to SSGA FM that the Sub-Adviser (i) has complied with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act during the previous year and that there has been no violation of the Sub-Adviser’s code of ethics or, if such a violation has occurred, the details of such violation and of the appropriate action that was taken in response to such violation and (ii) has adopted procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating the Code. On an annual basis, the Sub-Adviser shall provide a written report to the Board and SSGA FM pursuant to Rule 17j-1(c)(2) under the 1940 Act, and upon a reasonable written request from SSGA FM, furnish to SSGA FM all other records relevant to the Sub-Adviser’s code of ethics as it relates to this Agreement.

9.    Representations and Warranties of SSGA FM.

SSGA FM represents, warrants and agrees that SSGA FM (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the obligations contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the obligations contemplated by this Agreement; (iv) has the authority to enter into and perform the obligations contemplated by this Agreement and the execution, delivery and performance by SSGA FM of this Agreement does not contravene or constitute a default under any agreement binding upon SSGA FM; (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify SSGA FM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is not required to file such exemption; and (vii) is duly organized and validly existing under the Laws of the Commonwealth of Massachusetts with the power to own and possess its assets and carry on its business as it is now being conducted.

10.    Duty to Update Information.

The parties hereto shall promptly notify each other in writing regarding any change to the foregoing representations and warranties.

11.    Limitation Of Liability.

The Sub-Adviser shall not be liable to the Company or SSGA FM for any loss suffered by the Fund, the Company or its shareholders or by SSGA FM in connection with the matters to which this Agreement relates, except (a) a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, and (b) to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Notwithstanding the foregoing, the Sub-Adviser shall be liable for any loss suffered by the Fund, the Company or its shareholders or by SSGA FM as a result of any negligent act or omission by Sub-Adviser relating to or arising out of any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement.

12.    Indemnification.

(a)    SSGA FM agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (“1933 Act”) harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i)    SSGA FM’s breach of its duties under this Agreement; or

(ii)    any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of SSGA FM or any of its directors, officers or employees in the performance of SSGA FM’s duties and obligations under this Agreement, except to the extent such loss results from the Sub-Adviser’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of Sub-Adviser’s duties and obligations under this Agreement.

(b)    The Company agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the 1933 Act harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund (other than a misstatement or omission relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to SSGA FM or the Company by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement).

(c)    The Sub-Adviser agrees to indemnify and hold SSGA FM, its officers and directors, and any person who controls SSGA FM within the meaning of Section 15 of the 1933 Act, and the Company, its officers and directors, and any person who controls the Company or any Fund within the meaning of Section 15 of the 1933 Act, harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i)    any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to SSGA FM or the Company by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement;

(ii)    Sub-Adviser’s breach of its duties under this Agreement; or

(iii)    any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Sub-Adviser or any of its directors, officers or employees in the performance of the Sub-Adviser’s duties and obligations under this Agreement, except to the extent such loss results from the Company’s or SSGA FM’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of their respective duties and obligations under the Advisory Agreement or this Agreement.

13.    Survival of Representations and Warranties.

All representations and warranties made by the Sub-Adviser and SSGA FM pursuant to Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

14.    Duration and Termination.

(a)    This Agreement shall become effective upon the date first above written and will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Board who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

(b)    This Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the Fund’s outstanding voting securities, on 60 days’ written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by SSGA FM: (i) upon 60 day’s written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Section 8 of this Agreement; or (iii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on 60 days’ written notice to SSGA FM. This Agreement will terminate automatically in the event of its assignment (as defined under the 1940 Act, the rules thereunder or SEC staff interpretations thereof), including without limitation, a change of control of the Sub-Adviser, or upon termination of the Advisory Agreement.

15.    Change of Control of the Sub-Adviser.

In the event that this Agreement is automatically terminated as a result of a change in control of the Sub-Adviser and SSGA FM and the Board approve to retain the Sub-Adviser as a sub-adviser to the Fund, the Sub-Adviser will be liable to the Company and SSGA FM for all direct and indirect costs resulting from a change of control of the Sub-Adviser, including without limitation all costs associated with proxy solicitations, Board meetings, and revisions to prospectuses, statements of additional information and marketing materials, in connection with the re-hiring of the Sub-Adviser as sub-adviser to the Fund. The understandings and obligations set forth in this Section 15 shall survive the termination of this Agreement and shall be binding upon the Sub-Adviser’s successor(s) and/or assign(s).

16.    Confidentiality.

During the term of this Agreement, and at all times thereafter, the Sub-Adviser shall not itself, or assist anyone else to, directly or indirectly, disclose to any person or entity Confidential Information of SSGA FM, the Company or the Fund, now known or subsequently learned by the Sub-Adviser. “Confidential Information” shall mean any information, whether written or oral, and materials furnished to or obtained by the Sub-Adviser, including but not limited to that which relates to SSGA FM, the Company, the Fund, and their affiliates, clients, customers, vendors, or other third party’s research, development, trade secrets, techniques, processes, procedures, plans, policies, business affairs, marketing activities, discoveries, hardware, software, screens, specifications, designs, drawings, data and other information and materials, regardless of its form, other than information in the public domain.

17.    Amendment of this Agreement.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment to the terms of this Agreement shall be effective until approved by a vote of a majority of the Fund’s outstanding voting securities (unless the Company receives an SEC exemptive order or opinion of counsel, or the issue is the subject of a position of the SEC or its staff, permitting it to modify the Agreement without such vote).

18.    Governing Law.

This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

19.    Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “control,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

Signature Page Follows

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

SSGA FUNDS MANAGEMENT, INC. BY:/s/ Ellen M. Needham Name: Ellen M. Needham Title: President

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC., ON BEHALF OF ITS SERIES, STATE STREET SMALL-CAP EQUITY V.I.S. FUND, SOLELY WITH RESPECT TO SECTION 12(b) OF THIS AGREEMENT

BY:/s/ Bruce Rosenberg Name: Bruce Rosenberg Title: Treasurer

SOUTHERNSUN ASSET MANAGEMENT, LLC BY:/s/ Michael W. Cook Name: Michael W. Cook Title: Chief Executive Officer

SCHEDULE A

Fees Paid to the Sub-Adviser

The Sub-Adviser’s fee shall be accrued daily at 1/365th of the applicable annual rate set forth below:

[FEE REDACTED]
[FEE REDACTED]

The foregoing breakpoints and the annual rate to be paid by SSGA FM to the Sub-Adviser shall be based on the net assets attributable to the aggregate Allocated Assets of all the small-cap equity strategy managed by SSGA FM and sub-advised by the Sub-Adviser.

For the purpose of accruing compensation, the net assets of the Fund shall be determined in the manner and on the dates set forth in the current prospectus of the Company, and, on dates on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined.

In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty (30) days of the date of termination.

EXHIBIT E

FORM OF SUB-ADVISORY AGREEMENT FOR THE STATE STREET INSTITUTIONAL SMALL-CAP EQUITY FUND BETWEEN SSGA FM AND SOUTHERNSUN

STATE STREET INSTITUTIONAL FUNDS

ON BEHALF OF STATE STREET INSTITUTIONAL SMALL-CAP EQUITY FUND

SUB-ADVISORY AGREEMENT

This agreement (“Agreement”) is made as of August 13, 2020, by and among SSGA FUNDS MANAGEMENT, INC. (“SSGA FM”), a Massachusetts corporation, STATE STREET INSTITUTIONAL FUNDS (fka GE Institutional Funds), a Delaware business trust (“Trust”), on behalf of the STATE STREET INSTITUTIONAL SMALL-CAP EQUITY FUND (fka Small-Cap Equity Fund) (“Fund”), a series of the Trust, solely with respect to Section 12(b) of this Agreement, and SOUTHERNSUN ASSET MANAGEMENT, LLC, a Delaware company (“Sub-Adviser”).

RECITALS

WHEREAS, SSGA FM has entered into an Investment Advisory and Administration Agreement dated July 1, 2016 (“Advisory Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to the Fund, a series of the Trust;

WHEREAS, pursuant to the Advisory Agreement, SSGA FM is authorized to delegate its investment advisory responsibilities to other investment advisers, subject to the requirements of the 1940 Act;

WHEREAS, SSGA FM wishes to retain the Sub-Adviser to furnish certain investment advisory services to SSGA FM and the Fund, and the Sub-Adviser is willing to furnish those services;

WHEREAS, subject to the approval of the Fund’s Board of Trustees, SSGA FM may retain additional sub-advisers to furnish similar investment advisory services to SSGA FM and the Fund, and may at its sole discretion, allocate the Fund’s assets among the Fund’s sub-advisers to be managed in accordance with their respective sub-advisory agreements;

WHEREAS, SSGA FM intends that this Agreement will become effective when approved in accordance with Section 15 of the 1940 Act; and

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties agree as follows:

1.    Appointment.

SSGA FM hereby appoints the Sub-Adviser as an investment sub-adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser further acknowledges and agrees that such appointment as an investment sub-adviser to the Fund is limited to those Fund assets allocated to the Sub-Adviser by SSGA FM, which may be changed from time to time at the sole discretion of SSGA FM (“Allocated Assets”). The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Trust, the Fund or SSGA FM in any way or otherwise be deemed an agent of the Trust, the Fund or SSGA FM.

2.    Duties as Sub-Adviser.

(a)    Subject to the oversight and supervision of SSGA FM and the Board of Trustees of the Trust (the “Board”), the Sub-Adviser will provide a continuous investment program for the Fund with respect to the Sub-Adviser’s Allocated Assets, including investment research and management. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund with respect to such Allocated Assets. The Sub-Adviser will be responsible for placing purchase and sell orders for the Allocated Assets. The Sub-Adviser will consult with SSGA FM from time to time regarding matters pertaining to the Fund, including market strategy and portfolio characteristics. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as stated in the Registration Statement (as defined below), the Constituent Documents (as defined below), the Investment Guidelines (as defined below), and applicable law. In this connection and in connection with the further duties set forth in this Section 2 as provided below, the Sub-Adviser shall provide SSGA FM and the Board with such periodic reports and documentation as SSGA FM or the Board shall reasonably request regarding the Sub-Adviser’s management of the Fund’s Allocated Assets, compliance with applicable laws and rules and the Registration Statement and all requirements hereunder. The Sub-Adviser acknowledges that copies of the Trust’s current registration statement on Form N-1A and any amendments or supplements thereto (“Registration Statement”), and the Trust’s Agreement and Declaration of Trust and By-Laws, if any (“Constituent Documents”), each as currently in effect, have been delivered to the Sub-Adviser.

(b)    The Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (i) the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, (ii) the Constituent Documents, (iii) all investment guidelines, policies, procedures or directives of the Trust or SSGA FM as provided to the Sub-Adviser (“Investment Guidelines”), (iv) the 1940 Act and the rules promulgated thereunder, (v) the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules promulgated thereunder, and (vi) other applicable federal and state laws and related regulations. To the extent that the Investment Guidelines applicable to the Sub-Adviser’s Allocated Assets are inconsistent with the investment restrictions applicable to the Fund’s total assets as set forth in the Registration Statement, the Sub-Adviser shall comply with the policies, procedures and directives as set forth in the Investment Guidelines. SSGA FM shall promptly notify the Sub-Adviser of changes to (i), (ii) or (iii) above and shall consult with Sub-Adviser before making any changes relating solely to the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, as well as to the policies, procedures and directives set forth in the Investment Guidelines. In particular, the Sub-Adviser shall take all actions necessary with respect to the Allocated Assets, as if they were the Fund itself, to ensure that the Allocated Assets, if they were the Fund, would: (A) satisfy the asset diversification requirements set forth under Section 851(b)(3) of sub-chapter M of the Internal Revenue Code of 1986, as amended (“Code”), and the Treasury Regulations thereunder (“Regulations”), (B) satisfy the gross income qualification requirements as set forth under Section 851(b)(2) of the Code and Regulations, and (C) comply with the diversification requirements of Section 817(h) of the Code and Regulations, as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued.

(c)    The Sub-Adviser shall take all actions which it considers necessary to implement the investment objectives and policies of the Fund, and in particular, to place all orders for the purchase or sale of securities or other investments for the Fund’s Allocated Assets with brokers or dealers selected by it. For that limited purpose, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the Trust’s custodian(s) as to deliveries of securities or other investments and payments of cash for the account of the Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Fund, the Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Registration Statement.

In addition to seeking the best price and execution, to the extent covered by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and applicable guidance of the Securities and Exchange Commission (the “SEC”), the Sub-Adviser is also authorized to take into consideration other relevant factors which may include, without limitation: (i) the execution capabilities of such brokers and dealers, (ii) research, brokerage and other services provided by brokers and dealers which the Sub-Adviser believes will enhance its general portfolio management capabilities, (iii) the size of the transaction, (iv) the difficulty of execution, (v) the operational facilities of such brokers and dealers, (vi) the risk to such a broker or dealer of positioning a block of securities, and (vii) the overall quality of brokerage and research services provided by such brokers and dealers. The Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund. The policies with respect to brokerage allocation, determined from time to time by the Board, are those disclosed in the Registration Statement. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable by the Sub-Adviser to each account and otherwise in accordance with the Sub-Adviser’s procedures approved by the Board.

(d)    Only with prior written consent from SSGA FM and subject to: (i) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Registration Statement, (ii) the provisions of the 1940 Act and the Advisers Act, (iii) the provisions of the 1934 Act, and (iv) other applicable provisions of law, the Sub-Adviser or an affiliated person of the Sub-Adviser or of SSGA FM may act as broker for the Fund in connection with the purchase or sale of securities or other investments for the Fund. Such brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund or the Trust for such services in addition to the Sub-Adviser’s fees for services under this Agreement.

(e)    The Sub-Adviser shall maintain, in the form and for the periods required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all books and records which it maintains for the Fund or the Trust are the property of the Trust and further agrees to surrender the same to SSGA FM or the Trust upon SSGA FM’s or the Trust’s request (provided, however, that Sub-Adviser may retain copies of such records). The Sub-Adviser agrees to furnish the Board and SSGA FM with such periodic and special reports regarding the Fund’s investments and records relating to the same as the Board or SSGA FM reasonably may request. Further, the Sub-Adviser shall permit the books and records maintained with respect to the Fund to be inspected and audited by the Trust, SSGA FM or their respective agents at all reasonable times during normal business hours upon reasonable notice.

(f)    At such times as shall reasonably be requested, the Sub-Adviser will provide to the Board and SSGA FM economic and investment analyses and reports, information required in the Registration Statement and information necessary for SSGA FM and the Board to review the Fund or discuss the management of it. The Sub-Adviser will provide quarterly reports setting forth the Fund’s performance with respect to the Allocated Assets and the Sub-Adviser’s private account composite performance and will complete on a quarterly basis the checklist provided to it by SSGA FM regarding the Fund’s investments and transactions. The Sub-Adviser shall make available to the Board and SSGA FM any economic, statistical and investment services normally available to institutional or other customers of the Sub-Adviser. The Sub-Adviser will make available its officers and employees to meet with the Board on reasonable notice to review the Fund’s investments.

(g)    In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board in determining the fair valuation of any illiquid portfolio securities held within the Allocated Assets and will assist the Trust’s accounting services agent or SSGA FM to obtain independent sources of market value for all other portfolio securities.

Further, the Sub-Adviser shall be responsible to ensure that the Fund and/or SSGA FM is notified promptly, but in any event on the same day and prior to the earlier of (1) the release of the Fund’s net asset value or (2) 6:00pm Eastern Time, of any and all instances in which the Sub-Adviser knows or should have reason to know that the available price or value of a portfolio security does not represent the fair value of the instrument, or that there is no price or value available from any source with respect to a particular instrument and that such instrument should accordingly be subject to a fair valuation determination in accordance with procedures adopted by the Board, as amended from time to time.

(h)    At such times as shall be reasonably requested by SSGA FM, the Sub-Adviser shall review and certify in writing that the information stated in the Trust’s Registration Statement relating to the Sub-Adviser, its management of the Fund with respect to the Allocated Assets, including investment objectives, strategies and related risks, and its performance history is true, correct and complete to the best of its knowledge.

(i)    The Sub-Adviser will promptly notify SSGA FM of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or members, as applicable, and any changes in the key personnel of the Sub-Adviser, including without limitation, any change in the portfolio management personnel responsible for the Allocated Assets of the Fund, in each case prior to or promptly after such change. Notwithstanding the foregoing, the Sub-Adviser will promptly notify SSGA FM of any existing agreement, or upon entering into any agreement, that may result in a change of control of the Sub-Adviser, including without limitation the retention of an agent to assist in the sale of all, or a significant portion, of the business of the Sub-Adviser.

(j)    The Sub-Adviser will calculate its private account composite performance in compliance with the Global Investment Performance Standards of the CFA Institute Centre for Financial Market Integrity and such performance will be reviewed at least annually by an independent accounting firm.

(k)    Unless SSGA FM gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall, in a prudent and diligent manner, vote proxies in the best interests of shareholders as may be necessary or advisable in connection with any matters submitted to a vote of shareholders and shall provide SSGA FM with its proxy voting procedures and guidelines and any amendments thereto.

3.    Expenses.

During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its investment sub-advisory services under this Agreement.

4.    Supplemental Arrangements

The Sub-Adviser may enter into arrangements with other persons affiliated with the Sub-Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Adviser, other than the brokerage services provided in Section 2(d) herein.

5.    Prohibited Conduct

In providing the services described in this Agreement, the Sub-Adviser will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by SSGA FM, including the Fund, regarding transactions in portfolio securities or other portfolio investments of the Fund.

6.    Compensation.

For the services rendered, the facilities furnished and the expenses assumed by the Sub-Adviser, SSGA FM shall pay the Sub-Adviser no later than the thirtieth (30th) day following the end of each calendar quarter, a fee based on the net assets attributable to the aggregate Allocated Assets of the small-cap equity funds managed by SSGA FM and sub-advised by the Sub-Adviser, as provided in Schedule A to the Agreement.

7.    Compliance Matters

(a)    The Sub-Adviser understands and agrees that it is a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with SSGA FM and the Trust and its trustees and officers, including the Trust’s Chief Compliance Officer (“CCO”), with respect to all compliance-related matters, including the Trust’s efforts to assure that each of its service providers adopts and maintains written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as that term is defined by Rule 38a-1) by the Trust, SSGA FM and Sub-Adviser. In this regard, the Sub-Adviser shall:

(i)    submit to the Board for its consideration and approval, the Sub-Adviser’s applicable compliance policies and procedures;

(ii)    submit to the Board for its consideration and approval, annually (and at such other times as the Trust may request), a written report (“Report”) fully describing the results of the Sub-Adviser’s review of the adequacy of its compliance policies and procedures, including its assessment of the effectiveness of such policies and procedures and a description of any material amendments to such policies and procedures since the more recent of: (A) the Board’s approval of such policies and procedures or (B) the most recent Report;

(iii)    provide periodic reports discussing the Sub-Adviser’s compliance program and special reports in the event of material compliance matters;

(iv)    permit SSGA FM and the Trust and its trustees and officers to become familiar with the Sub-Adviser’s operations and understand those aspects of the Sub-Adviser’s operations that may expose SSGA FM and the Trust to compliance risks or lead to a violation by the Trust, SSGA FM or the Sub-Adviser of the federal securities laws;

(v)    provide SSGA FM, the Trust and its trustees and CCO with such certifications regarding compliance as may be reasonably requested; and

(vi)    make the Sub-Adviser’s personnel and compliance policies and procedures reasonably available to such personnel as SSGA FM and the Trust and its trustees and officers may designate to evaluate the effectiveness of the Sub-Adviser’s compliance controls, policies and procedures.

(b)    The Sub-Adviser agrees to maintain and implement a compliance program that complies with the requirements of Rule 206(4)-7 under the Advisers Act.

8.    Representations and Warranties of Sub-Adviser.

The Sub-Adviser represents, warrants and agrees as follows:

(a)    The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by the

Sub-Adviser of this Agreement does not contravene or constitute a default under any agreement binding upon the Sub-Adviser; (v) will promptly notify SSGA FM of the occurrence of any event that would disqualify it from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is not required to file such exemption; and (vii) is duly organized and validly existing under the laws of the state in which it was organized with the power to own and possess its assets and carry on its business as it is now being conducted.

(b)    The Sub-Adviser has adopted a written code of ethics pursuant to Rule 204A-1 under the Advisers Act that also complies with Rule 17j-1 under the 1940 Act (the “Code”), and will provide SSGA FM and the Board with a copy of that code of ethics, together with evidence of its adoption. Within fifteen (15) days of the end of the last calendar quarter of each year that this Agreement is in effect, the president, any vice president or chief compliance officer of the Sub-Adviser shall certify to SSGA FM that the Sub-Adviser (i) has complied with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act during the previous year and that there has been no violation of the Sub-Adviser’s code of ethics or, if such a violation has occurred, the details of such violation and of the appropriate action that was taken in response to such violation and (ii) has adopted procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating the Code. On an annual basis, the Sub-Adviser shall provide a written report to the Board and SSGA FM pursuant to Rule 17j- 1(c)(2) under the 1940 Act, and upon a reasonable written request from SSGA FM, furnish to SSGA FM all other records relevant to the Sub-Adviser’s code of ethics as it relates to this Agreement.

9.    Representations and Warranties of SSGA FM.

SSGA FM represents, warrants and agrees that SSGA FM (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the obligations contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the obligations contemplated by this Agreement; (iv) has the authority to enter into and perform the obligations contemplated by this Agreement and the execution, delivery and performance by SSGA FM of this Agreement does not contravene or constitute a default under any agreement binding upon SSGA FM; (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify SSGA FM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is not required to file such exemption; and (vii) is duly organized and validly existing under the Laws of the Commonwealth of Massachusetts with the power to own and possess its assets and carry on its business as it is now being conducted.

10.    Duty to Update Information.

The parties hereto shall promptly notify each other in writing regarding any change to the foregoing representations and warranties.

11.    Limitation Of Liability.

The Sub-Adviser shall not be liable to the Trust or SSGA FM for any loss suffered by the Fund, the Trust or its shareholders or by SSGA FM in connection with the matters to which this Agreement relates, except (a) a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, and (b) to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Notwithstanding the foregoing, the Sub-Adviser shall be liable for any loss suffered by the Fund, the Trust or its shareholders or by SSGA FM as a result of any negligent act or omission by Sub-Adviser relating to or arising out of any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement.

12.    Indemnification.

(a)    SSGA FM agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (“1933 Act”) harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i)    SSGA FM’s breach of its duties under this Agreement; or

(ii)    any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of SSGA FM or any of its directors, officers or employees in the performance of SSGA FM’s duties and obligations under this Agreement, except to the extent such loss results from the Sub-Adviser’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of Sub-Adviser’s duties and obligations under this Agreement.

(b)    The Trust agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the 1933 Act harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund (other than a misstatement or omission relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to SSGA FM or the Trust by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement).

(c)    The Sub-Adviser agrees to indemnify and hold SSGA FM, its officers and directors, and any person who controls SSGA FM within the meaning of Section 15 of the 1933 Act, and the Trust, its officers and directors, and any person who controls the Company or any Fund within the meaning of Section 15 of the 1933 Act, harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i)    any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to SSGA FM or the Trust by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement;

(ii)    Sub-Adviser’s breach of its duties under this Agreement; or

(iii)    any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Sub-Adviser or any of its directors, officers or employees in the performance of the Sub-Adviser’s duties and obligations under this Agreement, except to the extent such loss results from the Trust’s or SSGA FM’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of their respective duties and obligations under the Advisory Agreement or this Agreement.

13.    Survival of Representations and Warranties.

All representations and warranties made by the Sub-Adviser and SSGA FM pursuant to Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

14.    Duration and Termination.

(a)    This Agreement shall become effective upon the date first above written and will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Board who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

(b)    This Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the Fund’s outstanding voting securities, on 60 days’ written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by SSGA FM: (i) upon 60 days’ written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Section 8 of this Agreement; or (iii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on 60 days’ written notice to SSGA FM. This Agreement will terminate automatically in the event of its assignment (as defined under the 1940 Act, the rules thereunder or SEC staff interpretations thereof), including without limitation, a change of control of the Sub-Adviser, or upon termination of the Advisory Agreement.

15.    Change of Control of the Sub-Adviser.

In the event that this Agreement is automatically terminated as a result of a change in control of the Sub-Adviser and SSGA FM and the Board approve to retain the Sub-Adviser as a sub-adviser to the Fund, the Sub-Adviser will be liable to the Trust and SSGA FM for all direct and indirect costs resulting from a change of control of the Sub-Adviser, including without limitation all costs associated with proxy solicitations, Board meetings, and revisions to prospectuses, statements of additional information and marketing materials, in connection with the re-hiring of the Sub-Adviser as sub-adviser to the Fund. The understandings and obligations set forth in this Section 15 shall survive the termination of this Agreement and shall be binding upon the Sub-Adviser’s successor(s) and/or assign(s).

16.    Confidentiality.

During the term of this Agreement, and at all times thereafter, the Sub-Adviser shall not itself, or assist anyone else to, directly or indirectly, disclose to any person or entity Confidential Information of SSGA FM, the Trust or the Fund, now known or subsequently learned by the SubAdviser. “Confidential Information” shall mean any information, whether written or oral, and materials furnished to or obtained by the Sub-Adviser, including but not limited to that which relates to SSGA FM, the Trust, the Fund, and their affiliates, clients, customers, vendors, or other third party’s research, development, trade secrets, techniques, processes, procedures, plans, policies, business affairs, marketing activities, discoveries, hardware, software, screens, specifications, designs, drawings, data and other information and materials, regardless of its form, other than information in the public domain.

17.    Amendment of this Agreement.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment to the terms of this Agreement shall be effective until approved by a vote of a majority of the Fund’s outstanding voting securities (unless the Trust receives an SEC exemptive order or opinion of counsel, or the issue is the subject of a position of the SEC or its staff, permitting it to modify the Agreement without such vote).

18.    Governing Law.

This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

19.    Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “control,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

Signature Page Follows

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

SSGA FUNDS MANAGEMENT, INC.

BY:/s/ Ellen M. Needham

Name: Ellen M. Needham

Title: President

STATE STREET INSTITUTIONAL FUNDS, ON BEHALF OF ITS

SERIES, STATE STREET INSTITUTIONAL SMALL-CAP

EQUITY FUND, SOLELY WITH RESPECT TO SECTION 12(b)

OF THIS AGREEMENT

BY:/s/ Bruce Rosenberg

Name: Bruce Rosenberg

Title: Treasurer

SOUTHERNSUN ASSET MANAGEMENT, LLC

BY:/s/ Michael W. Cook

Name: Michael W. Cook

Title: Chief Executive Officer

SCHEDULE A

Fees Paid to the Sub-Adviser

The Sub-Adviser’s fee shall be accrued daily at 1/365th of the applicable annual rate set forth below:

[FEE REDACTED]
[FEE REDACTED]

The foregoing breakpoints and the annual rate to be paid by SSGA FM to the Sub-Adviser shall be based on the net assets attributable to the aggregate Allocated Assets of all the small-cap equity strategy managed by SSGA FM and sub-advised by the Sub-Adviser.

For the purpose of accruing compensation, the net assets of the Fund shall be determined in the manner and on the dates set forth in the current prospectus of the Trust, and, on dates on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined.

In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty (30) days of the date of termination.